Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 3

This Amendment No. 3, dated as of February 5, 2021 (this “Amendment”), to that certain First Lien Credit and Guarantee Agreement, dated as of February 12, 2018 (as amended by that certain Incremental Amendment No. 1, dated as of March 1, 2019, and that certain Incremental Amendment No. 2, dated as of August 12, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Credit Agreement”; the Credit Agreement, after giving effect to the effectiveness of this Amendment, the “Amended Credit Agreement”), by and among Janus Intermediate, LLC, a Delaware limited liability company (“Holdings”), Janus International Group, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors party thereto, UBS AG, Stamford Branch (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and the other financial institutions from time to time party thereto, is entered into by and among Holdings, the Borrower, the Subsidiary Guarantors party hereto, the Administrative Agent, UBS, as the Additional Refinancing Lender (as defined below), and the lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

RECITALS:

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, UBS Securities LLC has been appointed as lead arranger and joint bookrunner for this Amendment (in such capacities, the “Third Amendment Arranger”);

WHEREAS, the Borrower has requested that certain amendments and modifications to the Credit Agreement be effected pursuant to Section 2.17 of the Credit Agreement, which permits the Borrower to obtain Credit Agreement Refinancing Indebtedness from any Additional Refinancing Lender in respect of all or a portion of any existing Class of Term Loans under the Credit Agreement;

WHEREAS, (i) each Lender holding Term Loans outstanding immediately prior to the Third Amendment Effective Date (as defined below) (the “Existing Term Loans”) that executes and delivers a consent to this Amendment (each, a “Consenting Term Loan Lender”) substantially in the form of Annex I hereto (a “Third Amendment Consent”) on or prior to the Third Amendment Effective Date shall be deemed, upon effectiveness of this Amendment, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Margin with respect to its outstanding Existing Term Loans and (x) if such Consenting Term Loan Lender elects the “Column A” option on its Third Amendment Consent, the continuation of all (or such lesser amount as allocated to such Lender by the Third Amendment Arranger and notified to such Lender) of its outstanding Existing Term Loans as Amendment No. 3 Refinancing Term Loans (as defined below) (such continued Existing Term Loans, the “Continued Term Loans”) in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (or such lesser amount as allocated to such Lender by the Third Amendment Arranger) or (y) if such Consenting Term Loan Lender elects the “Column B” option on its Third Amendment Consent, the entire amount of such Consenting Term Loan Lender’s Existing Term Loans will be assigned to UBS, in its capacity as the Additional Refinancing Lender, at par on the Third Amendment Effective Date (it being agreed by the parties hereto and the Consenting Term Loan Lenders that, notwithstanding the requirements set forth in the Credit Agreement, no Assignment and Assumption shall be required to be executed by such Consenting Term Loan Lender to effect such assignment) and following the Third Amendment Effective Date such Consenting Term Loan Lender shall purchase by assignment Amendment No. 3 Refinancing Term Loans in an equal principal amount as its Existing Term Loans or such lesser amount allocated to such Consenting Term Loan Lender by the Third Amendment Arranger;

WHEREAS, each Lender that executes and delivers a signature page to the Third Amendment Consent as an Additional Refinancing Lender consents to this Amendment and agrees to make Amendment No. 3 Refinancing Term Loans (collectively, the “Additional Refinancing Lenders”, together with Consenting Term Loan Lenders, the “New Term Lenders”) to the Borrower on the Third Amendment Effective Date in such amount (not in excess of its commitment) as determined by the Third Amendment Arranger and notified to the Additional Refinancing Lender;

WHEREAS, the New Term Lenders are severally willing to continue all (or such lesser amount as allocated to such Lender by the Third Amendment Arranger and notified to such Lender) of their Existing Term Loans as Amendment No. 3 Refinancing Term Loans and/or to make Amendment No. 3 Refinancing Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, pursuant to Sections 2.17 and 12.12 of the Credit Agreement, the Administrative Agent, the New Term Lenders and the Borrower hereby agree to amend certain provisions of the Credit Agreement to effectuate the foregoing.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS; INTERPRETATION; ETC. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Loan Document” as defined in the Credit Agreement.

SECTION 2. AMENDMENT NO. 3 REFINANCING TERM LOANS.

2.1 Subject to the terms and conditions set forth herein,

(a) each Consenting Term Loan Lender agrees to continue all (or such lesser amount as allocated to such Lender by the Third Amendment Arranger and notified to such Lender) of its Existing Term Loans as Amendment No. 3 Refinancing Term Loans on the Third Amendment Effective Date in a principal amount equal to such Existing Term Loans (or such lesser amount as allocated to such Lender by the Third Amendment Arranger and notified to such Lender), and

(b) each Additional Refinancing Lender agrees to make an Amendment No. 3 Refinancing Term Loan on the Third Amendment Effective Date to the Borrower in a principal amount equal to such Additional Refinancing Lender’s Amendment No. 3 Refinancing Term Loan Commitment (as defined below).

2.2 A Person shall become a party to this Amendment and to the Credit Agreement as an Additional Refinancing Lender as of the Third Amendment Effective Date by executing and delivering to the Administrative Agent on or prior to the Third Amendment Effective Date a Third Amendment Consent in its capacity as an Additional Refinancing Lender.

2.3 Each Additional Refinancing Lender will make its Amendment No. 3 Refinancing Term Loan on the Third Amendment Effective Date by making available to the Administrative Agent, in accordance with the Credit Agreement, an aggregate principal amount equal to the amount set forth opposite the Additional Refinancing Lender’s name on Annex II hereto (the “Amendment No. 3 Refinancing Term Loan Commitment”, and the loans thereunder, the “Amendment No. 3 Refinancing Term Loans”). The commitments of the Additional Refinancing Lenders and the continuation of undertakings of the Consenting Term Loan Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Amendment No. 3 Refinancing Term Loan. The Amendment No. 3 Refinancing Term Loans may from time to time be Base Rate Loans or LIBOR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with the Amended Credit Agreement.

2.4 Each Lender hereby agrees to waive the minimum prepayment amounts of Section 4.01 of the Credit Agreement, any requirement for a prepayment notice and any indemnity claim for LIBOR Loan breakage costs payable to such Lender under Section 2.12 of the Credit Agreement in connection with the prepayment or replacement of Existing Term Loans contemplated hereby.

2.5 The obligation of each Additional Refinancing Lender and each Consenting Term Loan Lender to make or acquire by continuation, as applicable, Amendment No. 3 Refinancing Term Loans on the Third Amendment Effective Date is subject to the satisfaction or waiver of the conditions set forth in Section 4 of this Amendment.

2.6 On and after the Third Amendment Effective Date, each reference in the Loan Documents to “Initial Term Loans” and “Term Loans” shall be deemed a reference to the Amendment No. 3 Refinancing Term Loans contemplated hereby, except as the context may otherwise require, and each reference to “Lenders” shall be deemed to include the New Term Lenders and Additional Refinancing Lenders. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent waived pursuant to Section 2.4 above) shall continue in full force and effect with respect to, and for the benefit of, each existing Lender in respect of such Lender’s Existing Term Loans.

2.7 The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Third Amendment Arranger (in consultation with the Borrower), including (i) by repayment of Continued Term Loans of a Consenting Term Loan Lender from the proceeds of Amendment No. 3 Refinancing Term Loans followed by a subsequent assignment to it of Amendment No. 3 Refinancing Term Loans in the same amount or (ii) by each Consenting Term Loan Lender cashlessly rolling all (or such lesser amount as allocated to such Lender by the Third Amendment Arranger and notified to such Lender) of its Existing Term Loans as an Amendment No. 3 Refinancing Term Loan in a principal amount equal to such Existing Term Loans (or such lesser amount as allocated to such Lender by the Third Amendment Arranger and notified to such Lender), and each Consenting Term Loan Lender hereby agrees to execute such other documentation as may be required to evidence such Consenting Term Loan Lender’s Amendment No. 3 Refinancing Term Loan Commitment.

2.8 Each Additional Refinancing Lender hereby authorizes the Administrative Agent to execute this Amendment on their behalf.

2.9 Effective as of the Third Amendment Effective Date, the Amendment No. 3 Refinancing Term Loans shall have terms and provisions identical to those applicable to the Initial Term Loans made pursuant to Section 2.01(a) of the Credit Agreement (after giving effect to the amendments contemplated by this Amendment) except as the Credit Agreement is otherwise amended into the Amended Credit Agreement by this Amendment.

2.10 Effective as of the Third Amendment Effective Date and after the funding thereof and the transactions contemplated by this Amendment, except as set forth in this Amendment, the Amendment No. 3 Refinancing Term Loans shall be deemed to be “Initial Term Loans” (under and as defined in the Credit Agreement after giving effect to this Amendment). For the avoidance of doubt, as of the Third Amendment Effective Date (after giving effect to this Amendment), all Term Loans shall be Amendment No. 3 Refinancing Term Loans and the minimum denomination and increments and Other Intercreditor Agreement conditions set forth in Section 2.17 of the Credit Agreement shall not be required.

2.11 The Interest Period for any Borrowing to be made on the Third Amendment Effective Date (which Interest Period shall commence on the Third Amendment Effective Date) may end on the date set forth in the Notice of Borrowing delivered on or prior to the Third Amendment Effective Date.

SECTION 3. CREDIT AGREEMENT AMENDMENTS. The Borrower, the Subsidiary Guarantors, the Additional Refinancing Lender and the Administrative Agent on behalf of itself and the Lenders hereby agree that the Credit Agreement (and, to the extent provided in Exhibit A, any exhibits and schedules thereto) are hereby amended in accordance with Exhibit A hereto by deleting the stricken text (indicated textually in the same manner as the following example: ) and inserting the double-underlined bold text (indicated textually in the same manner as the following example: double-underlined text), in each case in the place where such text appears therein.

SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment and the obligations of the Additional Refinancing Lender to provide the Amendment No. 3 Refinancing Term Loan Commitments is subject to the satisfaction or waiver in accordance with Section 12.12 of the Credit Agreement of the following conditions precedent (upon satisfaction or waiver of such conditions, such date being referred to herein as the “Third Amendment Effective Date”):

4.1 The Administrative Agent shall have received all fees and other amounts previously agreed in writing by the Administrative Agent (or any of its affiliates) and the Borrower to be due and payable on or prior to the Third Amendment Effective Date in the amounts and at the times so specified, including reimbursement or payment of all reasonable and documented or invoiced out-of-pocket expenses (which, in the case of legal fees, shall be limited to the reasonable and documented or invoiced fees, disbursements and other charges of one primary outside counsel and of any relevant local counsel to the Administrative Agent and Lenders, taken as a whole) required to be reimbursed or paid by any Loan Party under any letter agreement previously entered into among UBS Securities LLC and the Borrower, in each case, for which reasonably detailed invoices have been presented to Borrower at least two (2) Business Days prior to the Third Amendment Effective Date.

4.2 The representations and warranties set forth in Section 5 of this Amendment and Article V of the Credit Agreement shall be true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality.

4.3 The Administrative Agent and the Additional Refinancing Lender shall have received, at least three Business Days (or such shorter period as otherwise agreed) prior to the Third Amendment Effective Date, all documentation and other information about the Borrower and the Subsidiary Guarantors as has been reasonably requested in writing at least ten (10) days prior to the Third Amendment Effective Date by the Administrative Agent and the Additional Refinancing Lender that they reasonably determine is required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and if the Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230, a beneficial ownership certification in relation to the Borrower.

4.4 The Administrative Agent shall have received, a legal opinion of Kirkland & Ellis LLP, special counsel to the Borrower, with respect to the Borrower addressed to the Administrative Agent, the Collateral Agent and the Lenders, dated as of the Third Amendment Effective Date and shall be in form and substance reasonably satisfactory to the Administrative Agent.

4.5 The Administrative Agent shall have received a counterpart signature page of this Amendment, executed and delivered by the Borrower, Holdings, each Subsidiary Guarantor, the Administrative Agent and the Additional Refinancing Lender. The Administrative Agent shall have received from Consenting Term Loan Lenders and each Additional Refinancing Lenders (which, together with the Consenting Term Loan Lenders shall constitute 100% of all Lenders outstanding prior to this Amendment).

4.6 The Administrative Agent shall have received a certificate of each Loan Party, dated the Third Amendment Effective Date signed by the secretary or any assistant secretary of such Loan Party and attested to by an Authorized Officer of such Loan Party, with the following insertions and attachments: (i) certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar Organizational Document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar Organizational Document of each Loan Party certified as being in full force and effect on the Third Amendment Effective Date and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization as of a recent date.

4.7 At the time of, and immediately after giving effect to, this Amendment, no Default or Event of Default shall have occurred and be continuing or resulted therefrom.

4.8 The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed on behalf of each of Borrower and Holdings, as applicable, certifying on behalf of the Borrower and Holdings that the conditions precedent set forth in Sections 4.2 and 4.7 have been satisfied or waived on such date.

4.9 The Administrative Agent shall have received a Notice of Borrowing with respect to the Amendment No. 3 Refinancing Term Loans in the form of Exhibit F to the Credit Agreement.

4.10 The Borrower shall have paid to the Administrative Agent, for the ratable account of the Lenders holding Term Loans outstanding prior to the Third Amendment Effective Date, all accrued and unpaid interest on such Term Loans to, but not including, the Third Amendment Effective Date.

SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Loan Parties hereby jointly and severally represents and warrants to the Administrative Agent and the Lenders, as of the Third Amendment Effective Date that, both before and after giving effect to this Amendment, the following statements are true and correct in all material respects:

5.1 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and to authorize the transactions contemplated hereby. This Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.2 No Legal Bar; Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted under the Credit Agreement), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.3 Consents. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.4 Use of Proceeds. The proceeds of the Amendment No. 3 Refinancing Term Loans shall be used solely to repay all outstanding Term Loans and payment of all fees, costs and expenses in connection with this Amendment.

SECTION 6. EFFECT ON THE CREDIT AGREEMENT

6.1 Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document.

6.2 This Amendment shall be deemed to be a “Loan Document” as defined in the Credit Agreement.

6.3 Nothing contained in this Amendment or in the Amended Credit Agreement shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

SECTION 7. REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS. Each Loan Party has (a) (other than the Borrower) guaranteed the Obligations and (b) created Liens in favor of Lenders on certain Collateral to secure its obligations within the Credit Agreement, under the Security Documents to which it is a party. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to this Amendment to be entered into on the date hereof. Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document), (ii) grants to the Administrative Agent for the benefit of the

Lenders a continuing lien on and security interest in and to such Loan Party’s right, title and interest in, to and under all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise) and (iii) no new filings will be required to be made or other action be taken to perfect or to maintain the perfection of such Liens.

Each Loan Party acknowledges and agrees that (i) any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Additional Refinancing Lender and (iii) from and after the date hereof, all Amendment No. 3 Refinancing Term Loans and all obligations in respect thereof shall be deemed to be “Obligations” under the Credit Agreement and the Amended Credit Agreement.

SECTION 8. MISCELLANEOUS.

8.1 Recordation of the Amendment No. 3 Refinancing Term Loan. Upon execution and delivery hereof, and the funding of the Amendment No. 3 Refinancing Term Loan, the Administrative Agent will record in the Register the Amendment No. 3 Refinancing Term Loan made by the Additional Refinancing Lender.

8.2 Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

8.3 Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

8.4 Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

8.5 Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF THE PARTIES

HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS, THE BORROWER OR ANY OTHER LOAN PARTY IN ANY OTHER JURISDICTION.

8.6 Waiver of Objection to Venue and Forum Non Conveniens. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION 8.5 ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

8.7 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

8.8 Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good- faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.9 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif” or similar format) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

8.10 Headings. The headings for the several sections and subsections in this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

BORROWER:	JANUS INTERNATIONAL GROUP, LLC

	By:	/s/ Ray Pierce Jackson, Jr.
	Name:	Ray Pierce Jackson, Jr.
	Title:	Chief Executive Officer

HOLDINGS:	JANUS INTERMEDIATE, LLC

	By:	/s/ Ray Pierce Jackson, Jr.
	Name:	Ray Pierce Jackson, Jr.
	Title:	Chief Executive Officer

SUBSIDIARY GUARANTORS:	U.S. DOOR & BUILDING COMPONENTS, LLC

	By:	/s/ Ray Pierce Jackson, Jr.
	Name:	Ray Pierce Jackson, Jr.
	Title:	Chief Executive Officer

STEEL DOOR DEPOT.COM, LLC

	By:	/s/ Ray Pierce Jackson, Jr.
	Name:	Ray Pierce Jackson, Jr.
	Title:	Chief Executive Officer

JANUS HOLDINGS, LLC

	By:	/s/ Ray Pierce Jackson, Jr.
	Name:	Ray Pierce Jackson, Jr.
	Title:	Chief Executive Officer

JANUS DOOR, LLC

	By:	/s/ Ray Pierce Jackson, Jr.
	Name:	Ray Pierce Jackson, Jr.
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 3]

JANUS COBB HOLDINGS, LLC

By:	/s/ Ray Pierce Jackson, Jr.
Name:	Ray Pierce Jackson, Jr.
Title:	Chief Executive Officer

ASTA INDUSTRIES, INC.

By:	/s/ Ray Pierce Jackson, Jr.
Name:	Ray Pierce Jackson, Jr.
Title:	Chief Executive Officer

ATLANTA DOOR CORPORATION

By:	/s/ Ray Pierce Jackson, Jr.
Name:	Ray Pierce Jackson, Jr.
Title:	Chief Executive Officer

NOKE, INC.

By:	/s/ Ray Pierce Jackson, Jr.
Name:	Ray Pierce Jackson, Jr.
Title:	Chief Executive Officer

BETCO INC.

By:	/s/ Ray Pierce Jackson, Jr.
Name:	Ray Pierce Jackson, Jr.
Title:	Chief Executive Officer

[Signature Page to Amendment No. 3]

UBS AG, STAMFORD BRANCH, as Administrative
Agent and Collateral Agent

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

By:	/s/ Ken Chin
Name:	Ken Chin
Title:	Director

[Signature Page to Amendment No. 3]

UBS AG, STAMFORD BRANCH, as Additional Refinancing Lender

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

[Signature Page to Amendment No. 3]